UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007–October 31, 2008

Item 1: Reports to Shareholders

>  Vanguard Windsor Fund returned about –44% for the 12 months ended October 31, 2008, trailing the negative returns of its comparative standards.

>  The stock market reached a record high shortly before the fiscal year began, then began a volatile slide that ended the year with a particularly severe drop.

>  The fund’s performance reflected both the market’s distress and disappointing stock choices, especially in the financial, information technology, and consumer discretionary sectors.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	11
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	28
About Your Fund’s Expenses	29
Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Windsor Fund
Investor Shares	VWNDX	–43.88%
Admiral™ Shares[1]	VWNEX	–43.85
Russell 1000 Value Index		–36.80
Average Multi-Cap Value Fund[2]		–38.75

Your Fund’s Performance at a Glance
October 31, 2007–October 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$19.52	$9.51	$0.289	$2.015
Admiral Shares	65.90	32.08	1.047	6.798

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

The past year has been a particularly difficult time for the financial markets, and this is reflected in Windsor Fund’s –43.88% return (Investor Shares). By comparison, the fund’s benchmark, the Russell 1000 Value Index, plummeted –36.80% for the 12 months ended October 31, 2008, and the average return of peer-group mutual funds fell –38.75%.

While the general stock market took its toll on almost every stock in the portfolio during the past 12 months, the fund paid a heavy price for its sizable investment in financial stocks. If you own shares of the Windsor Fund in a taxable account, you may wish to review our report of the fund’s after-tax returns on page 28.

Stock prices fell sharply in global upheaval

Global stock markets started the 12-month period near all-time highs, but then declined sharply, laid low by the financial crisis that originated in the fixed income markets. The descent traced a series of jagged ups and downs. During the week ended October 10, for example, the U.S. stock market returned about –18%. When Wall Street opened the following Monday, stocks surged, returning more than 10% over the next six and a half hours.

For the full 12 months, the broad U.S. stock market returned –36.43%; international stocks returned –48.27%. The pain was especially acute in emerging markets—

2

among the strongest performers in recent years—as investors became increasingly risk-averse.

Bond market averages masked disparate returns

The broad U.S. taxable bond market registered an unremarkable return of 0.30% for the 12 months, but by its own typically sedate standards, the dislocations were extreme. The strong performance of U.S. Treasury and government securities was offset by double-digit declines in the corporate bond market. These dynamics led to unusually large differences between the yields of Treasuries and their corresponding private sector securities—both a reflection and a cause of the credit market’s distress. Despite their generally high creditworthiness, municipal bonds also fell in price, with the broad tax-exempt market registering a 12-month return of –3.30%.

The U.S. Federal Reserve Board responded to the turmoil with new lending programs and a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

Financial sector leads the decline during a general stock downturn

Like all equity funds, Windsor Fund faced gale-force headwinds during the past 12 months. The fund’s performance, despite some bright spots in its portfolio, also reflected some disappointing stock choices.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–36.80%	–5.51%	0.37%
Russell 2000 Index (Small-caps)	–34.16	–4.79	1.57
Dow Jones Wilshire 5000 Index (Entire market)	–36.43	–5.10	0.81
MSCI All Country World Index ex USA (International)	–48.27	–3.93	5.05

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	0.30%	3.60%	3.48%
Lehman Municipal Bond Index	–3.30	1.71	2.73
Citigroup 3-Month Treasury Bill Index	2.31	3.93	3.10

CPI
Consumer Price Index	3.66%	2.83%	3.20%

3

Given the global financial crisis, it’s not surprising that Windsor Fund’s financial stocks were among its worst performers, accounting for more than one-quarter of the fund’s 12-month decline. Notably weak performers included headline-making banks, insurance company American International Group (AIG), and government-sponsored Fannie Mae and Freddie Mac. A handful of stocks contributed positively to returns, however: ACE Ltd., a rival of AIG, and JP Morgan Chase, both top-10 stocks, as well as M&T Bank Corp., a regional New York state bank.

The fund’s holdings in the information technology and consumer discretionary sectors together accounted for a quarter of its negative return, although some stocks ran counter to the trend, such as chip-maker QUALCOMM. Companies in these sectors are facing a growing slowdown in corporate and consumer spending worldwide. Particularly hard-hit in the consumer discretionary sector were R.H. Donnelley, the telephone directory firm, and Ford Motor Co., which also faces a longer-term competitive challenge.

Don’t lose sight of the long term during short-term ups and downs

Windsor Fund’s aggressive strategy can make for sharp contrasts in year-to-year performance. When we reported to you 12 months ago, the fund’s Investor Shares had posted a return of 11.24% for the 2007 fiscal year, which seems light-years away from the –43.88% reported for the 2008 fiscal year.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Value Fund
Windsor Fund	0.31%	0.19%	1.30%

1  The fund expense ratios shown are from the prospectus dated February 27, 2008. For the fiscal year ended October 31, 2008, the fund’s expense ratios were 0.30% for Investor Shares and 0.17% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

As Vanguard has long advised investors, an assessment of longer-term performance provides a sensible approach to evaluating an investment. Such an assessment can help you put short-term swings (especially downward swings) in perspective—a particularly valuable vantage point in trying times like these. However, an investment’s long-term record can be skewed, for better or worse, by the most recent short-term results. A year ago, for example, Windsor reported an average annual return over the previous decade of 8.47%; as of October 2008, that ten-year figure stood at 2.46%, a reflection of the past year’s struggle.

Of course, Windsor’s recent reversal is a clear disappointment. But our confidence in the fund’s ability to generate wealth for its investors rests not on the past 12 months or even the past decade.

Windsor recently celebrated its 50th anniversary. The fund began operations on October 23, 1958. In the past half-century, it has faced a variety of financial, economic, and political conditions. Despite occasional setbacks, Windsor has demonstrated its value as a long-term investment vehicle. Since its inception, Windsor has returned an average of 10.94% a year. Over that same period, the Standard & Poor’s 500 Index generated an average annual return that was about 1.5 percentage points less.

Total Returns
Ten Years Ended October 31, 2008
Average
Annual Return
Windsor Fund Investor Shares	2.46%
Russell 1000 Value Index	2.79
Average Multi-Cap Value Fund[1]	2.16

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Derived from data provided by Lipper Inc.

5

Some principles of investing never go out of style

Over the past year, global financial markets have experienced an unnerving confluence of events. As experienced investors know, selling in a panic, or letting your emotions drive your investment decisions, is often a recipe for disappointment.

Instead, it’s important to focus on the time-tested principles of balance and diversification, both within and across asset classes. That is why we always encourage you to choose a mix of stock, bond, and money market funds that is consistent with your goals, time horizon, and tolerance for the markets’ inevitable ups and downs—and then try to stick with it. Windsor Fund can be an important element of such a diversified portfolio.

Of course, even balanced portfolios of stocks and bonds have faced tough times during the past 12 months. But history suggests that these principles can put you in a good position to achieve long-term investment success.

In closing, I’d like to announce that James N. Mordy, senior vice president and partner of Wellington Management Company, LLP, one of the fund’s two advisors, has assumed portfolio management responsibilities for Windsor Fund. Jim has served on the Windsor team for nearly 25 years, working alongside the fund’s previous three managers, John Neff, Charles Freeman, and, more recently, Dave Fassnacht.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

November 12, 2008

6

Advisors’ Report

For the fiscal year ended October 31, 2008, the Investor Shares of Vanguard Windsor Fund returned –43.88%; the Admiral Shares returned –43.85%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how their portfolio positioning reflects this assessment. These reports were prepared on November 12, 2008.

Wellington Management Company, LLP

Portfolio Manager:

James N. Mordy, Senior Vice President and Partner

Despite an investment climate that continues to be very challenging, our core value investment philosophy remains constant: We take a contrarian approach to stock selection, seeking to own companies with reasonable prospects, but which sell at discounted valuations because of either neglect or investors’ concerns over well-recognized issues.

We are willing to accept a prudent amount of business risk with our companies, if we limit valuation risk and can see a path to improving fundamentals and higher stock valuations. We continue to focus our

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	65	7,599	An opportunistic, contrarian investment approach that
Company, LLP			seeks to identify significantly undervalued securities
			using bottom-up fundamental analysis. As part of its
			long-term strategy, the advisor seeks to take
			advantage of short- and intermediate-term market-
			price dislocations that result from the market’s shorter-
			term focus.
AllianceBernstein L.P.	33	3,908	A value focus that couples rigorous fundamental
			company research with quantitative risk controls to
			capture value opportunities.
Cash Investments	2	257	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor also may maintain a modest
			cash position.

7

research efforts on anticipating how forces affecting our companies might change over the intermediate term, but certainly with a heightened sense that liquidity and balance sheet strength buy time in a period of tremendous uncertainty.

During the five months that I have managed the portfolio, the market environment has been brutal. What was first perceived as a credit crunch affecting a relatively small number of players became a full-blown credit crisis. Investor confidence, and thus any appetite for risk, has vanished. We are now witnessing the immediate fallout on the real economy, and we believe a relatively severe global recession is unavoidable. The mistakes that we have made in both stock selection and positioning have largely been because we did not anticipate the pace and severity at which these market events unfolded, and because we chose not to stray from our value discipline and pay what we considered to be excessive premiums for “safety.”

While we continue to keep many of our top holdings, we have been busy since the June transition adding and eliminating many names. We have increased our exposure to the energy, industrials, and materials sectors, while we have been net sellers of health care, technology, and consumer discretionary stocks. We have relatively outperformed in two sectors: industrials, largely because of our airline holdings, which are benefitting from lower jet fuel costs as well as massive capacity cuts in anticipation of softer demand; and financials, where we have increased our exposure to stronger players like ACE and JPMorgan Chase, while selling AIG and Fannie Mae prior to their complete implosion.

Sectors that hindered relative performance over the past five months include consumer staples, where stocks like Marine Harvest, Carlsberg, and Perdigao have been anything but defensive; energy, where our efforts to take advantage of some low valuations and to narrow our underweighting have been premature; and technology, where holdings such as Flextronics, Arrow Electronics, and Corning have come under considerable pressure amid slowing demand.

In summary, we do not know when the investment climate will improve, though it is hard to imagine sentiment being much worse. We endeavor to prudently manage risk without significantly diminishing our upside. At the end of October, using consensus numbers (only to indicate relative value) our portfolio sells at a 17% price/earnings discount to the S&P 500 Index, and a 22% price/book discount to the index, despite our portfolio’s slightly better five-year earnings growth expectations. This is consistent with our historical Windsor value proposition.

8

AllianceBernstein L.P.

Portfolio Managers:

Marilyn G. Fedak, CFA, Co-Chief

Investment Officer and Head—

Bernstein Global Value Equities

John P. Mahedy, CPA, Co-Chief Investment

Officer and Director of Research—

U.S. Value Equities

As in past market shocks, the recent massive flight from risk has challenged equity investors overall and particularly deep-value managers such as our firm. Our forecasts of companies’ operations—the bedrock of our successful stock selection throughout our history—proved ineffective in an environment where heightened uncertainty and panic drove extraordinary (and often unpredictable) events. Indeed, financial holdings at the center of the recent capital-market turmoil contributed considerably to the portfolio’s underperformance over the last 12 months.

But history shows that value strategies rebound strongly once crises ease and investors begin to act more rationally. We also draw great confidence from today’s fertile value environment, which has enabled us to build portfolios with powerful long-term potential. Value stocks are currently trading at some of the deepest discounts on record.

Given the breadth of risk aversion among investors, value opportunities are much more diverse, and our portfolio reflects this diversity. Roughly 25% of the portfolio is invested in insurance, banking, and diversified financial services companies. While we recognize the near-term risks, we are confident that these investments offer tremendous long-term potential. We maintain small positions in some firms vulnerable to liquidity issues plaguing the industry, namely Goldman Sachs, Morgan Stanley, and Deutsche Bank—although at less than half the market multiple on our normalized forecasts, we view them as deeply undervalued. We firmly believe that the balance of our financial holdings may ultimately benefit considerably from the industry consolidation that is under way.

The remaining 75% of our holdings are nonfinancial companies with solid fundamental prospects and balance sheets. We find exceptional value among our energy, telecommunications, and pharmaceutical holdings, which together make up 40% of the portfolio.

Energy stocks collapsed with the recent correction in oil prices. But we believe investors are overlooking the rising costs of developing new resources that should keep oil prices well above historical averages. On that basis, we find many integrated energy companies attractively

9

valued. In telecommunications, we think that investor worries about AT&T’s consumer wireline business have overshadowed the strong potential of the company’s fast-growing and profitable wireless operation, as well as its expansion into new services. Shares of drug giant Pfizer became depressed on concerns about its new drug pipeline and patent expirations on blockbuster drugs. But management has aggressively cut costs and rationalized research and development spending.

Meanwhile, investors are paid handsomely for holding the stock, with dividends and planned stock buybacks equivalent to a 13% cash yield.

As we know from successfully managing portfolios through past crises, if we remain dispassionate in our analysis, continue to balance opportunity against risk, and apply our time-tested portfolio-management techniques, we are confident that our value strategy will once again deliver superior results to our clients.

10

Windsor Fund

Fund Profile

As of October 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	153	659	4,647
Median Market Cap	$27.5B	$37.3B	$27.5B
Price/Earnings Ratio	10.7x	11.9x	12.8x
Price/Book Ratio	1.4x	1.4x	1.8x
Yield[3]		3.6%	2.6%
Investor Shares	2.2%
Admiral Shares	2.3%
Return on Equity	19.2%	18.8%	20.4%
Earnings Growth Rate	22.4%	13.8%	17.8%
Foreign Holdings	16.1%	0.0%	0.0%
Turnover Rate	55%	—	—
Expense Ratio
(10/31/2007)[4]		—	—
Investor Shares	0.31%
Admiral Shares	0.19%
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	12.1%	8.2%	8.8%
Consumer Staples	10.1	9.7	11.1
Energy	15.1	16.2	12.5
Financials	18.4	25.9	16.7
Health Care	16.4	12.6	13.7
Industrials	9.7	9.1	11.1
Information Technology	10.5	2.7	15.6
Materials	4.0	3.4	3.4
Telecommunication
Services	2.3	5.7	3.0
Utilities	1.4	6.5	4.1

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.94
Beta	1.07	1.04

Ten Largest Holdings[6](% of total net assets)

JPMorgan Chase & Co.	diversified
	financial services	3.6%
Ace Ltd.	property and
	casualty insurance	3.0
Wyeth	pharmaceuticals	2.8
Comcast Corp.	cable and
	satellite	2.8
Delta Air Lines Inc.	airlines	2.7
Schering-Plough Corp.	pharmaceuticals	2.6
Bank of America Corp.	diversified
	financial services	2.4
General Electric Co.	industrial
	conglomerate	2.3
Japan Tobacco, Inc.	tobacco	2.2
ExxonMobil Corp.	integrated oil
	and gas	2.1
Top Ten		26.5%

Investment Focus

1  Russell 1000 Value Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  The expense ratios shown are from the prospectus dated February 27, 2008. For the fiscal year ended October 31, 2008, the expense ratios were 0.30% for Investor Shares and 0.17% for Admiral Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

11

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1998–October 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Windsor Fund Investor Shares[1]	–43.88%	–2.02%	2.46%	$12,749
Dow Jones Wilshire 5000 Index	–36.43	0.81	1.27	11,350
Russell 1000 Value Index	–36.80	1.90	2.79	13,166
Average Multi-Cap Value Fund[2]	–38.75	0.04	2.16	12,377

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Windsor Fund Admiral Shares	–43.85%	–1.92%	–0.33%	$97,747
Dow Jones Wilshire 5000 Index	–36.43	0.81	0.94	106,766
Russell 1000 Value Index	–36.80	1.90	2.25	116,767

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: November 12, 2001.

12

Windsor Fund

Fiscal-Year Total Returns (%): October 31, 1998–October 31, 2008

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	10/23/1958	–31.57%	3.11%	5.34%
Admiral Shares	11/12/2001	–31.50	3.22	2.49[2]

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

13

Windsor Fund

Financial Statements

Statement of Net Assets

As of October 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.1%)[1]
Consumer Discretionary (11.6%)
	Comcast Corp. Special
	Class A	10,694,600	164,911
	Comcast Corp. Class A	10,385,000	163,668
	Home Depot, Inc.	6,216,100	146,638
*	Toll Brothers, Inc.	4,683,800	108,289
*,†	Buck Holdings, LP, Private
	Placement Shares	89,488,365	94,849
	VF Corp.	1,694,500	93,367
2	MDC Holdings, Inc.	2,769,126	93,126
	Staples, Inc.	4,683,100	90,993
	Virgin Media Inc.	13,087,200	75,382
	TJX Cos., Inc.	2,632,800	70,454
*	Viacom Inc. Class B	2,745,100	55,506
	Time Warner, Inc.	4,785,000	48,281
	CBS Corp.	3,215,000	31,218
	Macy’s Inc.	2,066,474	25,397
	Lowe’s Cos., Inc.	1,000,000	21,700
	Black & Decker Corp.	394,177	19,953
	J.C. Penney Co., Inc.
	(Holding Co.)	650,000	15,548
*	Magna International, Inc.
	Class A	430,800	14,565
	Autoliv, Inc.	600,000	12,816
	Gannett Co., Inc.	1,150,000	12,650
	KB Home	425,000	7,093
	Centex Corp.	490,500	6,009
*	R.H. Donnelley Corp.	398,679	339
			1,372,752
Consumer Staples (9.7%)
	Japan Tobacco, Inc.	73,620	261,180
	The Kroger Co.	6,065,050	166,546
	Wal-Mart Stores, Inc.	2,312,400	129,055
	Unilever NV	4,528,992	109,146
*	Dean Foods Co.	3,841,684	83,979
	Philip Morris
	International Inc.	1,899,800	82,584
	The Procter & Gamble Co.	879,000	56,731
	Safeway, Inc.	2,578,900	54,853
	Altria Group, Inc.	2,049,800	39,336
	Sara Lee Corp.	2,950,000	32,981
*,^	Perdigao SA ADR	1,077,700	31,523

	Perdigao SA	2,039,900	29,640
	SuperValu Inc.	1,811,900	25,801
*	Marine Harvest	122,620,000	19,806
	Molson Coors Brewing
	Co. Class B	270,000	10,087
*	Cosan Ltd.	1,986,995	5,325
	Tyson Foods, Inc.	453,100	3,960
			1,142,533
Energy (14.5%)
	ExxonMobil Corp.	3,394,008	251,564
	Chevron Corp.	2,818,478	210,258
	BP PLC ADR	3,576,900	177,772
	Apache Corp.	1,710,900	140,858
	ConocoPhillips Co.	2,458,798	127,907
	Total SA ADR	1,836,900	101,838
	EnCana Corp.	1,922,038	97,851
	Noble Energy, Inc.	1,864,400	96,613
*	Newfield Exploration Co.	3,749,500	86,164
	Baker Hughes, Inc.	2,249,100	78,606
	Canadian Natural
	Resources Ltd.	1,445,100	73,006
	Devon Energy Corp.	886,132	71,653
*	Transocean, Inc.	671,001	55,244
	Royal Dutch Shell PLC
	ADR Class A	880,000	49,113
	Talisman Energy, Inc.	4,194,300	42,279
	Petroleo Brasileiro SA
	Series A ADR	1,518,400	33,511
	Petroleo Brasileiro
	SA ADR	473,200	12,724
			1,706,961
Exchange-Traded Funds (1.0%)
3	Vanguard Value ETF	1,689,100	74,168
3	Vanguard Total Stock
	Market ETF	892,000	42,923
			117,091

14

Windsor Fund

			Market
			Value•
		Shares	($000)
Financials (17.7%)
	Capital Markets (3.3%)
	The Goldman Sachs
	Group, Inc.	989,400	91,520
*	TD Ameritrade
	Holding Corp.	5,657,400	75,187
*	UBS AG (New York Shares)	4,417,910	74,663
	Invesco, Ltd.	3,218,954	47,995
	Morgan Stanley	2,375,000	41,491
	Ameriprise Financial, Inc.	1,427,000	30,823
	Deutsche Bank AG	545,000	20,699

	Commercial Banks (0.6%)
	SunTrust Banks, Inc.	830,000	33,316
	Wells Fargo & Co.	620,000	21,111
	Fifth Third Bancorp	1,512,900	16,415

	Consumer Finance (0.2%)
	Capital One Financial Corp.	751,300	29,391

	Diversified Financial Services (6.8%)
	JPMorgan Chase & Co.	10,381,450	428,235
	Bank of America Corp.	11,482,209	277,525
	Citigroup, Inc.	6,991,981	95,441

	Insurance (6.2%)
	Ace Ltd.	6,082,600	348,898
	PartnerRe Ltd.	1,618,400	109,550
	The Travelers Cos., Inc.	2,066,917	87,947
	MetLife, Inc.	1,523,100	50,597
	The Allstate Corp.	1,825,000	48,162
	RenaissanceRe
	Holdings Ltd.	657,250	30,168
	XL Capital Ltd. Class A	1,430,000	13,871
	The Hartford Financial
	Services Group Inc.	1,131,200	11,674
	Genworth Financial Inc.	1,910,000	9,244
	Fidelity National Financial,
	Inc. Class A	975,000	8,785
	American International
	Group, Inc.	4,407,800	8,419

	Real Estate Investment Trusts (0.6%)
	Annaly Mortgage
	Management Inc. REIT	4,779,500	66,435

	Thrifts & Mortgage Finance (0.0%)
*	Dime Bancorp Inc.—Litigation
	Tracking Warrants	6,716,867	605
			2,078,167
Health Care (15.8%)
	Biotechnology (1.8%)
*	Amgen, Inc.	3,501,800	209,723
	Health Care Equipment & Supplies (0.8%)
	Covidien Ltd.	2,143,775	94,948

	Health Care Providers & Services (3.7%)
	UnitedHealth Group Inc.	5,721,700	135,776
*	Humana Inc.	2,758,300	81,618
*	Laboratory Corp. of
	America Holdings	840,600	51,688
	McKesson Corp.	1,097,900	40,392
	Aetna Inc.	1,619,900	40,287
	Cardinal Health, Inc.	1,043,000	39,843
	CIGNA Corp.	1,793,000	29,226
	AmerisourceBergen Corp.	496,600	15,529

	Pharmaceuticals (9.5%)
	Wyeth	10,276,400	330,695
	Schering-Plough Corp.	20,877,509	302,515
	Pfizer Inc.	10,255,000	181,616
	Merck & Co., Inc.	2,834,600	87,731
	Johnson & Johnson	1,415,000	86,796
	Astellas Pharma Inc.	1,205,500	48,556
	Sanofi-Aventis ADR	1,313,100	41,520
	Sanofi-Aventis	570,212	36,127
			1,854,586
Industrials (9.3%)
*,^,2	Delta Air Lines Inc.	29,017,700	318,614
	General Electric Co.	13,744,000	268,145
	Deere & Co.	2,981,900	114,982
	Lockheed Martin Corp.	1,273,100	108,277
	Waste Management, Inc.	3,229,800	100,867
	Dover Corp.	2,251,900	71,543
	Pentair, Inc.	2,527,400	69,857
	Caterpillar, Inc.	390,000	14,886
	Tyco International, Ltd.	425,000	10,744
	Northrop Grumman Corp.	216,600	10,156
	Ryder System, Inc.	208,713	8,269
			1,096,340
Information Technology (10.1%) `
*	Cisco Systems, Inc.	13,742,000	244,195
	Microsoft Corp.	8,791,700	196,319
*,2	Arrow Electronics, Inc.	8,525,367	148,768
	Applied Materials, Inc.	7,597,900	98,089
*	SAIC, Inc.	5,255,400	97,067
	Corning, Inc.	8,802,700	95,333
*	Flextronics
	International Ltd.	22,249,562	93,003
	Seagate Technology	6,186,100	41,880
*	Western Digital Corp.	1,825,000	30,113
	International Business
	Machines Corp.	312,700	29,072
	LM Ericsson Telephone Co.
	ADR Class B	3,000,000	21,210
*	NVIDIA Corp.	2,313,405	20,265
*	Dell Inc.	1,475,000	17,921
	Nokia Corp. ADR	1,175,000	17,837
	Motorola, Inc.	3,300,000	17,721

15

Windsor Fund

			Market
			Value•
		Shares	($000)
	Tyco Electronics Ltd.	425,000	8,262
*	Sanmina-SCI Corp.	8,113,056	6,085
*	Avnet, Inc.	189,600	3,174
			1,186,314
Materials (3.9%)
	Rexam PLC	15,511,823	93,471
*	Owens-Illinois, Inc.	3,917,200	89,626
	Dow Chemical Co.	1,540,300	41,080
	Syngenta AG ADR	1,047,300	39,148
	Agrium, Inc.	940,500	35,720
	Companhia Vale do Rio
	Doce ADR	2,646,800	34,726
	Celanese Corp. Series A	2,072,150	28,720
	Alcoa Inc.	1,583,600	18,227
	Eastman Chemical Co.	446,000	18,014
	Arcelor Mittal Class A New
	York Registered Shares	625,000	16,406
	The Mosaic Co.	394,200	15,535
*	Smurfit-Stone
	Container Corp.	9,939,456	13,418
	E.I. du Pont de
	Nemours & Co.	370,000	11,840
			455,931
Telecommunication Services (2.2%)
	AT&T Inc.	6,260,717	167,599
	Verizon
	Communications Inc.	1,677,000	49,757
	Sprint Nextel Corp.	11,690,398	36,591
			253,947
Utilities (1.3%)
	PG&E Corp.	1,220,000	44,737
	Northeast Utilities	1,882,200	42,462
	American Electric
	Power Co., Inc.	1,055,300	34,434
	Dominion Resources, Inc.	509,700	18,492
	Entergy Corp.	124,600	9,725
*	Reliant Energy, Inc.	700,000	3,675
			153,525
Total Common Stocks
(Cost $15,070,760)			11,418,147

		Face	Market
		Amount	Value•
		($000)	($000)
Corporate Bond (0.0%)
Consumer Discretionary (0.0%)
	R.H. Donnelley Corp.
	8.875%, 1/15/16
	(Cost $7,598)	12,270	2,699

		Shares
Temporary Cash Investments (2.9%)[1]
Money Market Fund (1.8%)
4,5	Vanguard Market
	Liquidity Fund, 2.217%	214,090,077	214,090

		Face
		Amount
		($000)

Repurchase Agreement (0.8%)
	Bank of America, N.A.
	0.2500%, 11/3/08
	(Dated 10/31/08,
	Repurchase Value
	$98,502,000, collateralized
	by Federal National
	Mortgage Assn. 6.000%,
	8/1/38)	98,500	98,500

U.S. Government Agency Obligation (0.3%)
6	Federal Home Loan Bank
7	2.433%, 11/6/08	30,000	29,995
Total Temporary Cash Investments
(Cost $342,580)			342,585
Total Investments (100.0%)
(Cost $15,420,938)			11,763,431
Other Assets and Liabilities—Net (0.0%)			1,020
Net Assets (100%)			11,764,451

16

Windsor Fund

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities, at Value	11,763,431
Receivables for Investment Securities Sold	113,124
Receivables for Capital Shares Issued	9,249
Other Assets	19,736
Total Assets	11,905,540
Liabilities
Payables for Investment
Securities Purchased	69,299
Security Lending Collateral
Payable to Brokers	18,268
Payables for Capital Shares Redeemed	9,538
Other Liabilities	43,984
Total Liabilities	141,089
Net Assets (100%)	11,764,451

At October 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	17,770,969
Undistributed Net Investment Income	56,583
Accumulated Net Realized Losses	(2,380,773)
Unrealized Appreciation (Depreciation)
Investment Securities	(3,657,507)
Futures Contracts	(25,352)
Foreign Currencies	531
Net Assets	11,764,451

Investor Shares—Net Assets
Applicable to 740,719,623 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,041,340
Net Asset Value Per Share—
Investor Shares	$9.51

Admiral Shares—Net Assets
Applicable to 147,210,814 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,723,111
Net Asset Value Per Share—
Admiral Shares	$32.08

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

†  Restricted security represents 0.81% of net assets.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $16,715,000.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 1.8%, respectively, of net assets.

2  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

3  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5  Includes $18,268,000 of collateral received for securities on loan.

6  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

7  Securities with a value of $29,995,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Windsor Fund

Statement of Operations

Year Ended
October 31, 2008
($000)
Investment Income
Income
Dividends[1,2]	380,660
Interest[2]	19,087
Security Lending	6,030
Total Income	405,777
Expenses
Investment Advisory Fees—Note B
Basic Fee	22,705
Performance Adjustment	(5,351)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	19,200
Management and Administrative—Admiral Shares	4,346
Marketing and Distribution—Investor Shares	2,389
Marketing and Distribution—Admiral Shares	1,363
Custodian Fees	347
Auditing Fees	26
Shareholders’ Reports—Investor Shares	230
Shareholders’ Reports—Admiral Shares	28
Trustees’ Fees and Expenses	27
Total Expenses	45,310
Expenses Paid Indirectly	(750)
Net Expenses	44,560
Net Investment Income	361,217
Realized Net Gain (Loss)
Investment Securities Sold[2]	(2,269,536)
Futures Contracts	(108,175)
Foreign Currencies	454
Realized Net Gain (Loss)	(2,377,257)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(7,796,683)
Futures Contracts	(28,364)
Foreign Currencies	422
Change in Unrealized Appreciation (Depreciation)	(7,824,625)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,840,665)

1  Dividends are net of foreign withholding taxes of $8,343,000.

2  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $4,810,000, $11,771,000, and ($476,696,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	361,217	380,346
Realized Net Gain (Loss)	(2,377,257)	2,676,257
Change in Unrealized Appreciation (Depreciation)	(7,824,625)	(479,746)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,840,665)	2,576,857
Distributions
Net Investment Income
Investor Shares	(218,586)	(222,495)
Admiral Shares	(157,337)	(157,242)
Realized Capital Gain[1]
Investor Shares	(1,480,134)	(1,110,084)
Admiral Shares	(995,876)	(719,706)
Total Distributions	(2,851,933)	(2,209,527)
Capital Share Transactions
Investor Shares	137,492	119,548
Admiral Shares	60,195	645,687
Net Increase (Decrease) from Capital Share Transactions	197,687	765,235
Total Increase (Decrease)	(12,494,911)	1,132,565
Net Assets
Beginning of Period	24,259,362	23,126,797
End of Period[2]	11,764,451	24,259,362

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $223,640,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $56,583,000 and $70,835,000. See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$19.52	$19.27	$17.81	$16.75	$15.23
Investment Operations
Net Investment Income	.279	.298	.277	.265[1]	.214
Net Realized and Unrealized Gain (Loss)
on Investments	(7.985)	1.782	3.007	1.163	1.501
Total from Investment Operations	(7.706)	2.080	3.284	1.428	1.715
Distributions
Dividends from Net Investment Income	(.289)	(.301)	(.265)	(.280)	(.195)
Distributions from Realized Capital Gains	(2.015)	(1.529)	(1.559)	(.088)	—
Total Distributions	(2.304)	(1.830)	(1.824)	(.368)	(.195)
Net Asset Value, End of Period	$9.51	$19.52	$19.27	$17.81	$16.75

Total Return[2]	–43.88%	11.24%	19.72%	8.54%	11.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,041	$14,490	$14,140	$12,871	$15,130
Ratio of Total Expenses to
Average Net Assets[3]	0.30%	0.31%	0.36%	0.37%	0.39%
Ratio of Net Investment Income to
Average Net Assets	1.91%	1.50%	1.50%	1.47%[1]	1.32%
Portfolio Turnover Rate	55%	40%	38%	32%	28%

1  Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), 0.02%, 0.04%, and 0.04%. See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$65.90	$65.04	$60.12	$56.56	$51.41
Investment Operations
Net Investment Income	.999	1.085	1.00	.968[1]	.787
Net Realized and Unrealized Gain (Loss)
on Investments	(26.974)	6.019	10.15	3.896	5.082
Total from Investment Operations	(25.975)	7.104	11.15	4.864	5.869
Distributions
Dividends from Net Investment Income	(1.047)	(1.085)	(.97)	(1.007)	(.719)
Distributions from Realized Capital Gains	(6.798)	(5.159)	(5.26)	(.297)	—
Total Distributions	(7.845)	(6.244)	(6.23)	(1.304)	(.719)
Net Asset Value, End of Period	$32.08	$65.90	$65.04	$60.12	$56.56

Total Return	–43.85%	11.38%	19.85%	8.62%	11.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,723	$9,770	$8,987	$7,551	$4,195
Ratio of Total Expenses to
Average Net Assets[2]	0.17%	0.19%	0.25%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.04%	1.62%	1.61%	1.57%[1]	1.43%
Portfolio Turnover Rate	55%	40%	38%	32%	28%

1  Net investment income per share and the ratio of net investment income to average net assets include $0.110 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), 0.02%, 0.04%, and 0.04%. See accompanying Notes, which are an integral part of the Financial Statements.

21

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

22

Windsor Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008), and has concluded that no provision for federal income taxes is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and Wellington Management Company, LLP , each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for AllianceBernstein L.P., the Russell 1000 Value Index; and for Wellington Management Company, LLP, the S&P 500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before a decrease of $5,351,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2008, the fund had contributed capital of $1,336,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.34% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

23

Windsor Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $728,000 and custodian fees by $22,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2008, the fund had $97,243,000 of ordinary income available for distribution. The fund had available realized losses of $2,383,312,000 to offset future net capital gains through October 31, 2016.

During the year ended October 31, 2008, the fund realized net foreign currency gains of $454,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

At October 31, 2008, the cost of investment securities for tax purposes was $15,443,658,000. Net unrealized depreciation of investment securities for tax purposes was $3,680,227,000, consisting of unrealized gains of $825,665,000 on securities that had risen in value since their purchase and $4,505,892,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	385	93,103	(22,524)
E-mini S&P 500 Index	670	32,405	1,131
S&P MidCap 400 Index	42	11,936	(3,959)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2008, the fund purchased $9,906,055,000 of investment securities and sold $11,971,902,000 of investment securities, other than temporary cash investments.

24

Windsor Fund

G. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,320,658	96,832	1,256,372	65,122
Issued in Lieu of Cash Distributions	1,656,282	108,083	1,295,835	69,016
Redeemed	(2,839,448)	(206,467)	(2,432,659)	(125,656)
Net Increase (Decrease)—Investor Shares	137,492	(1,552)	119,548	8,482
Admiral Shares
Issued	397,018	8,532	1,108,469	16,923
Issued in Lieu of Cash Distributions	1,059,372	20,503	800,310	12,629
Redeemed	(1,396,195)	(30,080)	(1,263,092)	(19,470)
Net Increase (Decrease)—Admiral Shares	60,195	(1,045)	645,687	10,082

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2007		Proceeds from	Dividend/	Oct. 31, 2008
	Market	Purchases	Securities	Interest	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics, Inc.	351,639	5,735	12,950	—	148,768
Circuit City Stores, Inc.	70,456	—	54,661	—	—
Delta Air Lines Inc.	—	241,930	9,353	—	318,614[1]
MDC Holdings, Inc.	—	111,076	—	491	93,126
Northwest Airlines Corp.	231,061	15,903	10,060	—	—[1]
R.H. Donnelley Corp.	322,656	—	22,686	—	NA2
R.H. Donnelley Corp.
8.875%, 1/15/16	—	16,391	7,132	1,242	NA2
	975,812			1,733	560,508

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

1  In October 2008, Northwest Airlines Corp. merged with Delta Air Lines Inc. Purchases and sales do not reflect the merger.

2  At October 31, 2008, the security is still held but the issuer is no longer an affiliated company of the fund.

25

Windsor Fund

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	10,969,101	(25,352)
Level 2—Other significant observable inputs	699,481	—
Level 3—Significant unobservable inputs	94,849	—
Total	11,763,431	(25,352)

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2008:

Investments
in Securities
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2007	89,488
Change in Unrealized Appreciation (Depreciation)	5,361
Balance as of October 31, 2008	94,849

26

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodians and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2008

Special 2008 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,252,691,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $375,087,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 74.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares[1]
Periods Ended October 31, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–43.88%	–2.02%	2.46%
Returns After Taxes on Distributions	–45.12	–3.14	0.89
Returns After Taxes on Distributions and Sale of Fund Shares	–25.85	–1.09	2.02

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2008	10/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$658.85	$1.17
Admiral Shares	1,000.00	658.79	0.67
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.79	$1.43
Admiral Shares	1,000.00	1,024.40	0.82

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

31

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;  Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board   by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group 156 Vanguard Funds Overseen and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006  Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998  Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985  Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer  Treasurer of each of the investment companies served by The Vanguard Group; Chief Since September 2008  Financial Officer of each of the investment companies served by The Vanguard Treasurer Since July 1998  Group since 2008. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer  and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008  President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005  Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Ralph K. Packard	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	James M. Norris	Glenn W. Reed

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard®> www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services> 800-662-2739	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Institutional Investor Services > 800-523-1036	and searching for “proxy voting guidelines,” or by
calling Vanguard at 800-662-2739. The guidelines are
Text Telephone for People	also available from the SEC’s website, www.sec.gov.
With Hearing Impairment > 800-952-3335	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

CFA® is a trademark owned by CFA Institute.	You can review and copy information about your fund

at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company
S&P 500® and 500 are trademarks of The McGraw-Hill
Companies, Inc., and have been licensed for use by The
Vanguard Group, Inc. Vanguard mutual funds are not
sponsored, endorsed, sold, or promoted by Standard &
Poor’s, and Standard & Poor’s makes no representation
regarding the advisability of investing in the funds.
.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122008

>  For fiscal year 2008, Vanguard Windsor II Fund returned about –38% for Investor and Admiral Shares, a disappointing result that reflected the broad stock market’s fall.

>  All sectors posted double-digit declines as stocks globally suffered their worst losses since the 2000–2002 bear market.

>  The battered financial sector accounted for about one-third of the fund’s decline.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	13
Performance Summary	14
Financial Statements	16
Your Fund’s After-Tax Returns	32
About Your Fund’s Expenses	33
Glossary	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Windsor II Fund
Investor Shares	VWNFX	–38.02%
Admiral™ Shares[1]	VWNAX	–37.94
Russell 1000 Value Index		–36.80
Average Large-Cap Value Fund[2]		–37.28

Your Fund’s Performance at a Glance
October 31, 2007–October 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$37.84	$20.56	$0.799	$3.454
Admiral Shares	67.18	36.51	1.473	6.131

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2008, the Investor Shares of Vanguard Windsor II Fund returned –38.02%, and the lower-cost Admiral Shares returned –37.94%. Although these results are disappointing, they are consistent with the returns of the fund’s comparative standards.

Over the past 12 months, anxious investors punished equities across the board. For Windsor II, the advisors’ focus on stocks that appear to be underpriced and to have good long-term growth prospects provided little shelter, as both growth- and value-oriented large-capitalization stocks delivered similar returns.

If you own shares of the fund in a taxable account, see page 32 for a report on after-tax returns for the 12 months, based on the highest tax bracket.

Stock prices fell sharply in a global upheaval

Global stock markets started the 12-month period near all-time highs, but then declined sharply, laid low by the financial crisis that originated in the U.S. subprime mortgage market. The descent traced a series of jagged ups and downs. During the week ended October 10, for example, the U.S. stock market returned about –18%. When Wall Street opened the following Monday, stocks surged, returning more than 10% over the next six and a half hours.

For the full 12 months, the broad U.S. stock market returned –36.43%; international stocks returned –48.27%. The pain was especially acute in emerging markets—among the strongest performers in recent years—as investors became increasingly risk-averse.

Bond market averages masked disparate returns

The broad U.S. taxable bond market registered an unremarkable return of 0.30% for the 12 months, but by its own typically sedate standards, the dislocations were extreme. The strong performance of U.S. Treasury and government securities was offset by double-digit declines in the corporate bond market. These dynamics led to unusually large differences between the yields of Treasuries and their corresponding private-sector securities—both a reflection and a cause of the credit market’s distress. Despite their generally high credit-worthiness, municipal bonds also fell in price, with the broad tax-exempt market registering a 12-month return of –3.30%.

The U.S. Federal Reserve Board responded to the turmoil with new lending programs and a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–36.80%	–5.51%	0.37%
Russell 2000 Index (Small-caps)	–34.16	–4.79	1.57
Dow Jones Wilshire 5000 Index (Entire market)	–36.43	–5.10	0.81
MSCI All Country World Index ex USA (International)	–48.27	–3.93	5.05

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	0.30%	3.60%	3.48%
Lehman Municipal Bond Index	–3.30	1.71	2.73
Citigroup 3-Month Treasury Bill Index	2.31	3.93	3.10

CPI
Consumer Price Index	3.66%	2.83%	3.20%

In the face of stiff headwinds, stock selection had mixed results

Given the global financial crisis, it’s not surprising that Windsor II’s financial stocks were among its worst performers. With a –57% return, the fund’s largest sector—averaging 21% of the portfolio during the year—accounted for about one-third of the overall decline. Notably poor performers included fallen investment bank Bear Stearns, Citigroup, reinsurer XL Capital, and diversified insurer Manulife Financial—one of last year’s winners.

As investors reacted to the likelihood of slower economic growth, they punished two other sectors as well: industrials (–43%) and consumer discretionary (–49%), which together shaved almost

9 percentage points from the fund’s total return. The waning of the global boom in construction and infrastructure development weakened the performance of several industrial stalwarts, including three of last year’s best performers: Honeywell (aerospace products and technology services), General Electric, and Illinois Tool Works (engineered products and equipment).

As household budgets were pinched by tight credit and soaring prices for gasoline and food, consumers cut back their discretionary spending on vacations and big-ticket purchases. A variety of the fund’s holdings struggled, including cruise operator Carnival and Wyndham Worldwide hotels.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Large-Cap
	Shares	Shares	Value Fund
Windsor II Fund	0.33%	0.23%	1.28%

1  The fund expense ratios shown are from the prospectus dated February 27, 2008. For the fiscal year ended October 31, 2008, the fund’s expense ratios were 0.32% for Investor Shares and 0.22% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

Two relative bright spots were information technology and energy. Superior stock selection paid off in the tech sector, where the fund’s holdings declined considerably less than those in the benchmark. In energy, the fund has been underrepre-sented since 2005, partly because of the advisors’ concern about speculative oil demand. When oil prices abruptly reversed course in July, heading down from record highs, fund investors were spared some of the damage to oil-related stocks.

For more details on the fund’s positioning and performance during the year, please see the Advisors’ Report, which begins on page 7.

Risk/reward trade-offs are always part of investing

In the wake of the 2008 bear market, it’s hard to feel enthusiastic about the ten-year records of most stock funds. Windsor II’s is no exception. Your fund’s 2.26% average annual return for the past decade trailed that of its unmanaged benchmark index (which bears no expenses) by about half a percentage point. The fund’s modest expense ratio helped it return almost a full percentage point more than the peer group’s average return.

As shareholders, you know that Vanguard encourages investors not to evaluate a fund based on its short-term results, which can be much more volatile. But even long-

Total Returns
Ten Years Ended October 31, 2008
Average
Annual Return
Windsor II Fund Investor Shares	2.26%
Russell 1000 Value Index	2.79
Average Large-Cap Value Fund[1]	1.38

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Derived from data provided by Lipper Inc.

term results can vary widely depending on when measurement begins and ends. Seemingly small shifts in starting and ending dates can produce significant changes in returns.

The decade through October 2008 is a case in point. The 2008 bear market has joined the 2000–2002 bear market in the ten-year calculation. At the other end, gone from the calculation is fiscal year 1998, which saw strong fund performance on the heels of the 1995–1997 bull market. The impact is significant. For example, for the ten years ended October 31, 2004—which captured the exceptional returns of the mid 1990s—Windsor II’s average annual return was 12.3%.

Some have dubbed the past ten years a “lost decade,” because bonds significantly outperformed stocks, and many have noted the similarities with the decade ended in 1979. Such periods serve as an uncomfortable but useful reminder that, while in theory stocks should outperform less-risky asset classes over time, they do not always do so in reality. Nevertheless, we believe that the case for long-term equity investing remains sound, and that recent experience should not fundamentally alter an investor’s long-term asset allocation target.

Although the stock market’s occasional rough patches can shake an investor’s confidence, history suggests that following the time-tested principles of diversification and balance among the major asset classes can put you in a good position to benefit from the market’s long-term opportunities. By providing diversification across managers, large-cap value-oriented holdings, and active investment strategies, Vanguard Windsor II Fund can play a valuable role in a well-designed portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

November 12, 2008

Advisors’ Report

For the fiscal year ended October 31, 2008, Vanguard Windsor II Fund returned –38.02% for Investor Shares and –37.94% for Admiral Shares. Your fund is managed by five independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, the amount, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on November 11, 2008.

Barrow, Hanley, Mewhinney &

Strauss, Inc.

Portfolio Manager:

James P. Barrow, Founding Partner

This shareholder letter is difficult to write, as we have to deal with poor results and serious economic problems. The subprime mortgage mess has been with us for at least 15 months, and only recently have

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney	64	20,025	Conducts fundamental research on individual
& Strauss, Inc.			stocks exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	17	5,154	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the
			firm’s global sector analysts.
Vanguard Quantitative	7	2,297	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, market
			sentiment, and earnings quality of companies versus
			their peers.
Hotchkis and Wiley	5	1,413	Uses a disciplined investment approach, focusing on
Capital Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	4	1,336	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Cash Investments	3	786	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

federal officials tried to limit its scope. None of us knew how deeply the brokers, banks, and insurance companies were invested in these “AAA” instruments.

In earlier letters, we have shared our views about speculative bubbles—and the dislocations they can cause when they collapse—with regard to housing, industrial and agricultural commodities, and markets in less-developed countries. These are all collapsing simultaneously (Murphy’s Law).

Fear over subprime loans sucked the liquidity out of world financial markets and threatens a significant recession. Volatility has never been higher, and consumer confidence has slipped to record low levels. Banks will not lend to each other, and we have had short Treasury bills yielding 0.001%—quite a premium for liquidity. Some large companies are experiencing extreme difficulty in accessing the credit markets even though they have the highest ratings.

We are often asked, “Have you ever seen anything like this?” The answer is yes, but not exactly. In 1974, at the end of a two-year bear market—when interest rates were above 10%, inflation was high, confidence was low, and Watergate caused a presidential resignation—the market was down by about the same percentage as it has been in 2008. In 1987, we experienced a few months of huge volatility when “portfolio insurance” not only failed to work but drove stocks down more than –30%. That Wall Street “panic” had limited impact on Main Street. The 1998 meltdown of the capital markets caused by a Russian default and the excessive leverage at hedge fund Long-Term Capital Management sparked a credit correction, but banks, brokers, and the Fed bought the fund and controlled its liquidation. This destroyed the lower-quality bond market for a few years. In all cases, we eventually recovered and the markets moved on.

Now what happens? In time, the steps taken by central banks will calm the short-term bank-to-bank loan markets. When the government buys high-quality but illiquid short-term notes, it doesn’t need to perform mark-to-market accounting. (Also, while it is a well-kept secret, many of the purchased assets are likely worth much more than their current depressed values.) Technically, we will see the London InterBank Offered Rate (LIBOR) decline.

After that, liquidity will improve in the secondary fixed income market, and lending will increase. This will eventually allow borrowers with less than the highest credit standing to access the bond and commercial paper markets. We will be well on the way to melting the freeze. And as the banks “right-size” their portfolios and adjust their balance sheets, highly leveraged borrowers such as hedge funds and private equity firms will likely be forced to liquidate their positions.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

The largest contributor to our 12-month returns was stock selection in financials combined with an underweighted position there. Despite the sector’s volatility, we were able to improve performance by avoiding the companies most affected by the credit crisis and focusing on those, such as JPMorgan Chase, with large deposit bases that should help them weather the current crisis. Insurance companies PartnerRe and Marsh & McLennan held up well relative to others. Also performing well was real estate investment trust Public Storage, which reported better-than-expected earnings results more than once.

Another contributor was an overweighted position in consumer staples, which served well as a defensive sector amid the market turmoil, although less-than-successful stock selection diminished this benefit. Stock selection in the energy sector benefited performance, however; holdings such as Massey Energy and Arch Coal rose sharply as the price of coal climbed owing to strong global demand for the fuel to be used in steelmaking and power plants. We sold shares of these companies at higher prices before they pulled back in the face of mounting concerns about a global economic slowdown.

Stock selection in the consumer discretionary sector detracted from returns. Shares of R.H. Donnelley and Idearc, publishers of the Yellow Pages directories, fell sharply during the first calendar quarter. R.H. Donnelley reported lower-than-expected revenues and reduced expectations for the next year. We sold both positions in view of a greater-than-expected slowdown in sales and its potential impact on the companies’ relatively high debt levels. Holdings in retailers such as Liz Claiborne and J.C. Penney and restaurant operator Brinker International also detracted from performance. Brinker shares fell steeply after lower customer traffic and increasing margin pressures caused the company’s earnings to drop below expectations.

Stock selection in the industrial sector also hurt our overall return. Textron remained under pressure from concern about the prospects for business jet sales and about the ability of its finance subsidiary to roll over commercial paper. However, the company continues to have access to the commercial paper market and has lines of credit to support it. While demand for business jets could weaken in the current economic environment, the company’s backlog of orders is large and diverse, and its helicopter business continues to benefit from structural demand from the military and the energy industry.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Quantitative management, as we implement it, is similar to traditional stock selection, although we pick stocks with computer models. We attempt to identify attributes that may indicate that a stock’s price in the market is too high or too low relative to the company’s fundamentals. We test our investment theses using simulations based on historical information to determine if those characteristics do identify stocks that consistently outperformed their peers.

We try to find several hundred stocks that individually, and as a group, will achieve such outperformance. This contrasts with a traditional stock-picking approach, which typically focuses on spotting a small number of stocks that will outperform. However, the resulting characteristics of our quantitative portfolio are similar to those of a traditional portfolio. Our typical portfolio has a growth rate that is similar to the overall market rate but that we have purchased at a lower multiple of earnings. Both our investment judgment and our simulations tell us that buying the same or a higher growth rate at a discount is an attractive long-run proposition.

Of the three factors that our models examine, the market sentiment factor contributed the most to the return of our portfolio during the 12 months. Our best performance was in energy, with Hess as our model’s best pick. In the financial sector, our model underweighted troubled insurer AIG, which helped produce relatively strong results in the insurance segment. Our worst-performing sector was consumer staples, where agribusiness company Bunge was our worst pick.

As disappointed as we are with the stock market’s performance, we are confident that equities will have worthwhile returns for long-term investors in the future and that our focus on value and sentiment will reward patience. We thank you for continuing to entrust your investment dollars to us, and we look forward to the future.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers:

George H. Davis, Jr.,

Chief Executive Officer

Sheldon J. Lieberman, Principal

The past 12 months have been a challenging period for us, with very disappointing results. Extreme fear, along with ambiguity, sparked a panic in the U.S. financial sector during the latter part of the period. As investors alongside our clients, it is our task to learn from the current market dynamics and recover the losses incurred. We will work toward this through determined, patient application of time-tested investment discipline together with an enhanced awareness of current market forces and sentiment.

The performance of our portion of the portfolio was hurt by three stocks targeted for government intervention. Freddie Mac was placed into conservatorship by the Federal Housing Finance Agency despite having complied with its long-established capital requirements. Washington Mutual was seized by the Federal Deposit Insurance Corporation following rapid withdrawals by depositors, many of whom were fully insured. And Wachovia experienced regulatory pressure to sell itself quickly at a price well below our assessment of franchise value.

Certain large financial conglomerates in our portfolio were able to exploit their balance-sheet strength by purchasing assets of troubled companies at fire-sale prices. That should help future returns.

In sectors other than financials, the portfolio has added value above the benchmark returns. We have sizable positions in pharmaceuticals and information technology. By and large these holdings have fortress-like balance sheets with little or no net debt, and are returning valuable cash to shareholders. The portfolio remains underweighted in the energy and materials sectors.

In the aftermath of market declines, equity valuations have become more and more compelling even as the economic outlook has weakened. Valuation spreads among sectors have widened, and within sectors dramatic variances exist among individual stock valuations. This creates opportunity for the astute long-term investor. Our research-driven investment process seeks to take advantage of these challenging times.

Armstrong Shaw Associates Inc.

Portfolio Manager:

Jeffrey M. Shaw, Chairman and

Chief Investment Officer

What started as a financial and liquidity crisis during the summer of 2007 evolved into a global recession and bear market, creating turmoil that touched all asset classes and equity styles. Although unprecedented actions have been taken to stem the current crisis, we still face an uncertain outlook for the credit markets and worsening conditions in the economy. There is no quick fix to the process of deleveraging that is taking place across global markets.

In this challenging environment, health care was our best-performing sector, down less than –1% compared with a decline of almost –25% for the benchmark sector. Covidien, Thermo Fisher, Abbott Labs, Amgen, and Johnson & Johnson were among our top performers. We also achieved positive relative returns in information technology, industrials, and telecommunication services. In addition, our meaningful underweighting in financial stocks was beneficial given the index sector’s decline of almost –50%. Hurting performance were our weak relative returns in materials and energy.

We have continued to focus on managing a diversified portfolio of high-quality, large-cap stocks with earnings stability that should be rewarded over time as the market recognizes the underlying fundamentals of the companies we own. Our underweighting in financials has become less pronounced, as we have been selectively adding non-credit-sensitive companies such as ACE, MetLife, and Bank of New York Mellon.

Our largest overweighting is in technology, where our holdings include high-quality, dominant franchises with strong balance sheets, prodigious cash-flow generation, and recurring revenue, such as Hewlett-Packard, IBM, Oracle, and Cisco. Our balanced portfolio seems well-positioned for the risks and opportunities ahead: It has above-average market capitalization and expected three-year growth rates in earnings per share, with an attractive forward price/earnings ratio.

Windsor II Fund

Fund Profile

As of October 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	283	659	4,647
Median Market Cap	$40.7B	$37.3B	$27.5B
Price/Earnings Ratio	11.0x	11.9x	12.8x
Price/Book Ratio	1.6x	1.4x	1.8x
Yield[3]		3.6%	2.6%
Investor Shares	3.4%
Admiral Shares	3.4%
Return on Equity	19.9%	18.8%	20.4%
Earnings Growth Rate	14.2%	13.8%	17.8%
Foreign Holdings	5.8%	0.0%	0.0%
Turnover Rate	37%	—	—
Expense Ratio
(10/31/2007)[4]		—	—
Investor Shares	0.33%
Admiral Shares	0.23%
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	6.8%	8.2%	8.8%
Consumer Staples	14.0	9.7	11.1
Energy	11.6	16.2	12.5
Financials	17.7	25.9	16.7
Health Care	15.0	12.6	13.7
Industrials	9.5	9.1	11.1
Information Technology	10.2	2.7	15.6
Materials	2.1	3.4	3.4
Telecommunication
Services	5.4	5.7	3.0
Utilities	7.7	6.5	4.1

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.92
Beta	0.98	0.94

Ten Largest Holdings[6] (% of total net assets)

JPMorgan Chase & Co.	diversified financial
	services	3.2%
Occidental	integrated oil
Petroleum Corp.	and gas	2.8
Philip Morris
International Inc.	tobacco	2.8
International Business	computer
Machines Corp.	hardware	2.7
AT&T Inc.	integrated
	telecommunication
	services	2.6
Bristol-Myers Squibb Co.	pharmaceuticals	2.6
Verizon	integrated
Communications Inc.	telecommunication
	services	2.5
ConocoPhillips Co.	integrated oil
	and gas	2.5
Pfizer Inc.	pharmaceuticals	2.4
Imperial Tobacco
Group ADR	tobacco	2.4
Top Ten		26.5%

Investment Focus

1  Russell 1000 Value Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  The expense ratios shown are from the prospectus dated February 27, 2008. For the fiscal year ended October 31, 2008, the expense ratios were 0.32% for Investor Shares and 0.22% for Admiral Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1998–October 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Windsor II Fund Investor Shares[1]	–38.02%	2.12%	2.26%	$12,502
Dow Jones Wilshire 5000 Index	–36.43	0.81	1.27	11,350
Russell 1000 Value Index	–36.80	1.90	2.79	13,166
Average Large-Cap Value Fund[2]	–37.28	0.29	1.38	11,464

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Windsor II Fund Admiral Shares	–37.94%	2.24%	0.50%	$103,759
Dow Jones Wilshire 5000 Index	–36.43	0.81	–0.54	96,064
Russell 1000 Value Index	–36.80	1.90	0.84	106,439

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.

Windsor II Fund

Fiscal-Year Total Returns (%): October 31, 1998–October 31, 2008

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	6/24/1985	–24.14%	7.07%	5.03%
Admiral Shares	5/14/2001	–24.07	7.18	3.14[1]

1  Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Windsor II Fund

Financial Statements

Statement of Net Assets

As of October 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.3%)[1]
Consumer Discretionary (6.4%)
	Carnival Corp.	17,515,200	444,886
2	Sherwin-Williams Co.	7,071,400	402,433
	Comcast Corp.
	Special Class A	11,381,740	175,506
2	Service Corp.
	International	25,080,100	173,053
	CBS Corp.	15,203,883	147,630
2	Wyndham
	Worldwide Corp.	17,776,774	145,592
	Home Depot, Inc.	3,117,529	73,542
	The Gap, Inc.	4,459,600	57,707
	Lowe’s Cos., Inc.	2,359,900	51,210
	Brinker International, Inc.	4,698,700	43,698
	J.C. Penney Co., Inc.
	(Holding Co.)	1,778,900	42,551
*	Starbucks Corp.	3,138,900	41,214
	Tiffany & Co.	1,406,400	38,606
	Liz Claiborne, Inc.	3,183,083	25,942
	The Walt Disney Co.	807,900	20,925
	Time Warner, Inc.	2,017,699	20,359
*	Interpublic Group
	of Cos., Inc.	3,467,100	17,994
	McDonald’s Corp.	239,506	13,875
	Limited Brands, Inc.	1,030,200	12,342
	Black & Decker Corp.	172,800	8,747
	Pulte Homes, Inc.	634,700	7,071
	Autoliv, Inc.	300,532	6,419
	The Stanley Works	163,600	5,356
	New York Times Co.
	Class A	394,300	3,943
	H & R Block, Inc.	198,400	3,912
	Genuine Parts Co.	81,000	3,187
	Ross Stores, Inc.	93,000	3,040
	Whirlpool Corp.	60,600	2,827
	Royal Caribbean
	Cruises, Ltd.	204,200	2,769
	Family Dollar Stores, Inc.	65,700	1,768

	Advance Auto Parts, Inc.	52,300	1,632
	Macy’s Inc.	101,200	1,244
	RadioShack Corp.	61,700	781
	WABCO Holdings Inc.	41,200	757
	Hasbro, Inc.	6,300	183
			2,002,701
Consumer Staples (13.4%)
	Philip Morris
	International Inc.	20,085,299	873,108
	Imperial Tobacco Group
	ADR	13,840,000	735,596
	Kraft Foods Inc.	20,211,023	588,949
	Diageo PLC ADR	7,768,500	483,123
	Altria Group, Inc.	22,503,799	431,848
	CVS Caremark Corp.	5,123,580	157,038
	Kimberly-Clark Corp.	2,398,877	147,027
	Wal-Mart Stores, Inc.	2,317,400	129,334
	Reynolds American Inc.	2,161,732	105,838
	The Kroger Co.	3,621,300	99,441
	The Procter & Gamble Co.	1,415,900	91,382
	The Coca-Cola Co.	2,012,199	88,658
	Molson Coors
	Brewing Co. Class B	2,300,144	85,933
	Safeway, Inc.	1,520,500	32,341
*	Smithfield Foods, Inc.	2,395,300	25,199
	General Mills, Inc.	270,300	18,310
	ConAgra Foods, Inc.	634,200	11,048
	Campbell Soup Co.	269,600	10,231
	Anheuser-Busch Cos., Inc.	157,400	9,764
	Bunge Ltd.	228,700	8,784
	The Pepsi Bottling
	Group, Inc.	362,800	8,388
	SuperValu Inc.	524,700	7,472
*	Unilever PLC ADR	286,300	6,459
*	Ralcorp Holdings, Inc.	64,413	4,359
	The Clorox Co.	26,000	1,581
	H.J. Heinz Co.	16,800	736
			4,161,947

Windsor II Fund

			Market
			Value•
		Shares	($000)
Energy (11.0%)
	Occidental
	Petroleum Corp.	15,905,800	883,408
	ConocoPhillips Co.	14,757,657	767,693
2	Spectra Energy Corp.	32,337,100	625,076
	ExxonMobil Corp.	5,666,094	419,971
	Chevron Corp.	3,399,129	253,575
	Royal Dutch Shell
	PLC ADR Class B	1,430,200	79,076
	Apache Corp.	812,370	66,882
	Devon Energy Corp.	785,002	63,475
	Marathon Oil Corp.	2,028,700	59,035
	El Paso Corp.	4,088,850	39,662
	BJ Services Co.	2,933,100	37,690
	Hess Corp.	555,800	33,465
	Massey Energy Co.	1,305,000	30,133
	Baker Hughes Inc.	465,000	16,252
	Anadarko Petroleum Corp.	251,000	8,860
*	Plains Exploration &
	Production Co.	309,600	8,731
	Pioneer Natural
	Resources Co.	274,000	7,625
	Sunoco, Inc.	200,000	6,100
	Cimarex Energy Co.	88,700	3,589
	Valero Energy Corp.	61,600	1,268
	Patterson-UTI Energy, Inc.	65,200	865
*	Forest Oil Corp.	6,800	199
			3,412,630
Exchange-Traded Funds (0.8%)
3	Vanguard Total Stock
	Market ETF	3,197,800	153,878
3	Vanguard Value ETF	2,511,200	110,267
			264,145
Financials (17.0%)
	JPMorgan Chase & Co.	23,979,403	989,150
	Bank of America Corp.	29,480,600	712,546
	Citigroup Inc.	39,978,383	545,705
	Wells Fargo & Co.	13,600,745	463,105
	American Express Co.	15,045,310	413,746
	Capital One
	Financial Corp.	9,569,600	374,363
	Manulife Financial Corp.	13,680,530	274,842
*	SLM Corp.	21,128,300	225,439
	XL Capital Ltd. Class A	15,606,900	151,387
	Merrill Lynch & Co., Inc.	5,793,664	107,704
	The Travelers Cos., Inc.	2,005,100	85,317
	Public Storage, Inc. REIT	914,000	74,491
	MetLife, Inc.	2,039,457	67,751
	PartnerRe Ltd.	989,900	67,006
	The Allstate Corp.	2,391,015	63,099
	Marsh & McLennan
	Cos., Inc.	2,010,645	58,952
	Wachovia Corp.	7,516,540	48,181
	Hudson City Bancorp, Inc.	2,461,700	46,305
	PNC Financial
	Services Group	569,928	37,997

	Ace Ltd.	647,400	37,135
	Ameriprise Financial, Inc.	1,561,792	33,735
	Bank of New York
	Mellon Corp.	1,009,800	32,919
	National City Corp.	10,495,200	28,337
	U.S. Bancorp	941,922	28,079
	KeyCorp	1,638,582	20,040
	BB&T Corp.	486,840	17,453
	The Chubb Corp.	329,104	17,054
	The Goldman
	Sachs Group, Inc.	172,406	15,948
	SunTrust Banks, Inc.	348,900	14,005
	Aon Corp.	308,900	13,066
	Genworth Financial Inc.	2,574,300	12,460
	Unum Group	715,700	11,272
	Discover Financial Services	884,100	10,830
	Prudential Financial, Inc.	310,900	9,327
	Progressive Corp. of Ohio	638,800	9,116
^	MBIA, Inc.	912,400	8,969
	Northern Trust Corp.	156,800	8,829
	Morgan Stanley	492,985	8,612
*,^	Reinsurance Group of
	America, Inc. Class A	217,900	8,136
	Loews Corp.	241,600	8,023
	Equity Residential REIT	205,000	7,161
	Vornado Realty Trust REIT	98,000	6,914
	Sovereign Bancorp, Inc.	2,175,700	6,309
	Comerica, Inc.	217,700	6,006
	Assurant, Inc.	217,900	5,552
	Plum Creek Timber Co. Inc.
	REIT	145,100	5,409
	State Street Corp.	122,300	5,302
	Host Hotels & Resorts Inc.
	REIT	512,399	5,298
	Lincoln National Corp.	239,800	4,134
	UDR, Inc. REIT	184,200	3,640
*,^	The St. Joe Co.	110,500	3,417
	Liberty Property Trust REIT	128,500	3,065
	Axis Capital Holdings Ltd.	106,700	3,039
*	Reinsurance Group of
	America, Inc. Group-B	81,477	3,018
	National City Corp.	1,052,900	2,843
*	Conseco, Inc.	1,515,500	2,819
	Apartment Investment &
	Management Co.
	Class A REIT	167,507	2,451
	CapitalSource Inc. REIT	329,000	2,435
	Hospitality Properties Trust
	REIT	231,100	2,346
	Health Care Inc. REIT	51,800	2,306
	General Growth
	Properties Inc. REIT	533,100	2,207
	Simon Property Group, Inc.
	REIT	27,300	1,830
	BOK Financial Corp.	36,500	1,746

Windsor II Fund

			Market
			Value•
		Shares	($000)
	HCP, Inc. REIT	53,800	1,610
	RenaissanceRe
	Holdings Ltd.	30,300	1,391
	Huntington Bancshares Inc.	129,600	1,225
	Annaly Mortgage
	Management Inc. REIT	73,800	1,026
	Kimco Realty Corp. REIT	36,500	824
	Leucadia National Corp.	28,700	770
	Avalonbay Communities, Inc.
	REIT	10,800	767
	The Hartford Financial
	Services Group Inc.	71,249	735
	Allied Capital Corp.	90,100	658
	American
	International Group, Inc.	227,200	434
	Ventas, Inc. REIT	11,400	411
	Washington Mutual Inc.	5,856,328	363
	Fifth Third Bancorp	32,100	348
	Regions Financial Corp.	27,100	301
	Protective Life Corp.	33,800	282
			5,260,823
Health Care (14.4%)
	Bristol-Myers Squibb Co.	38,679,200	794,858
	Pfizer Inc.	42,256,200	748,357
	Wyeth	21,752,800	700,005
	Baxter International, Inc.	8,825,200	533,836
	Johnson & Johnson	7,075,320	434,000
*	WellPoint Inc.	9,328,000	362,579
	Quest Diagnostics, Inc.	6,993,400	327,291
	Merck & Co., Inc.	4,429,900	137,105
	Abbott Laboratories	1,630,700	89,933
	Covidien Ltd.	1,253,700	55,526
	Eli Lilly & Co.	1,477,600	49,972
	UnitedHealth Group Inc.	2,100,000	49,833
	Schering-Plough Corp.	3,392,700	49,160
	Medtronic, Inc.	1,181,500	47,650
*	Amgen Inc.	411,320	24,634
*	Thermo Fisher
	Scientific, Inc.	472,300	19,175
	Aetna Inc.	397,100	9,876
*	Cephalon, Inc.	128,000	9,180
	CIGNA Corp.	419,600	6,840
	AmerisourceBergen Corp.	112,400	3,515
*	WellCare Health Plans Inc.	109,500	2,647
	Omnicare, Inc.	84,900	2,341
*	Forest Laboratories, Inc.	64,800	1,505
*	Lincare Holdings, Inc.	51,100	1,347
*	Invitrogen Corp.	46,300	1,333
	Applied Biosystems Inc.	21,300	657
	Cardinal Health, Inc.	9,600	367
*	Hospira, Inc.	6,600	184
			4,463,706

Industrials (9.0%)
	Illinois Tool Works, Inc.	16,170,300	539,926
	Honeywell
	International Inc.	15,399,700	468,921
2	ITT Industries, Inc.	9,131,700	406,361
2	Cooper Industries, Inc.
	Class A	12,724,500	393,823
	General Electric Co.	15,135,600	295,296
	United Parcel
	Service, Inc.	1,833,880	96,792
	The Boeing Co.	1,579,400	82,555
	Dover Corp.	2,017,100	64,083
	Parker Hannifin Corp.	1,539,250	59,677
	Pitney Bowes, Inc.	2,021,300	50,088
	United Technologies Corp.	903,000	49,629
	Deere & Co.	1,228,300	47,363
	Northrop Grumman Corp.	924,721	43,360
	Textron, Inc.	2,081,100	36,836
	Tyco International, Ltd.	1,171,875	29,625
*	Corrections Corp.
	of America	1,350,700	25,812
	PACCAR, Inc.	707,400	20,684
	Union Pacific Corp.	245,098	16,365
	Waste Management, Inc.	486,072	15,180
	Norfolk Southern Corp.	244,200	14,637
	Embraer-Empresa
	Brasileira de Aeronautica
	SA ADR	615,200	12,870
	Goodrich Corp.	269,000	9,835
	Equifax, Inc.	163,200	4,256
	Ingersoll-Rand Co.	156,400	2,886
*	Allied Waste Industries, Inc.	192,562	2,007
	Ryder System, Inc.	28,400	1,125
			2,789,992
Information Technology (9.6%)
	International Business
	Machines Corp.	9,076,750	843,865
	Hewlett-Packard Co.	17,504,750	670,082
	Intel Corp.	22,100,700	353,611
	Microsoft Corp.	14,942,300	333,662
*	Oracle Corp.	8,925,860	163,254
*	Cisco Systems, Inc.	6,109,560	108,567
*	eBay Inc.	5,023,700	76,712
	Nokia Corp. ADR	5,011,900	76,081
	CA, Inc.	4,272,728	76,055
*	Google Inc.	147,400	52,970
	Analog Devices, Inc.	2,342,300	50,031
	Tyco Electronics Ltd.	2,235,575	43,460
*	Symantec Corp.	2,785,100	35,036
	Visa Inc.	469,800	26,003
*	Flextronics
	International Ltd.	6,025,226	25,185
*	Alcatel-Lucent ADR	6,352,400	16,326
	Texas Instruments, Inc.	791,300	15,478

Windsor II Fund

			Market
			Value•
		Shares	($000)
*	Western Digital Corp.	418,100	6,899
*	Computer Sciences Corp.	212,000	6,394
*	LSI Corp.	1,410,200	5,429
	Xilinx, Inc.	219,000	4,034
	Motorola, Inc.	695,700	3,736
*	Lexmark International, Inc.	47,100	1,217
	Lender Processing
	Services, Inc.	48,000	1,107
*	NCR Corp.	53,900	985
			2,996,179
Materials (2.0%)
	E.I. du Pont de Nemours
	& Co.	7,314,600	234,067
	Dow Chemical Co.	4,059,500	108,267
	Air Products &
	Chemicals, Inc.	1,527,500	88,794
	Ball Corp.	1,847,263	63,176
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	1,234,201	35,915
	Alcoa Inc.	2,190,900	25,217
	Cemex SAB de CV ADR	1,611,337	12,182
	Eastman Chemical Co.	280,700	11,338
	International Paper Co.	567,200	9,767
	Lubrizol Corp.	198,600	7,463
	Reliance Steel &
	Aluminum Co.	281,600	7,051
	Celanese Corp. Series A	425,900	5,903
	Airgas, Inc.	36,900	1,416
			610,556
Telecommunication Services (5.2%)
	AT&T Inc.	30,080,975	805,268
	Verizon
	Communications Inc.	26,308,854	780,583
	Embarq Corp.	260,068	7,802
	Windstream Corp.	581,500	4,367
	Sprint Nextel Corp.	817,800	2,560
	FairPoint
	Communications, Inc.	464,249	1,848
*	Level 3
	Communications, Inc.	383,900	403
			1,602,831
Utilities (7.5%)
	Entergy Corp.	6,627,900	517,308
	Dominion
	Resources, Inc.	12,757,140	462,829
	Duke Energy Corp.	24,802,856	406,271
	Exelon Corp.	6,959,835	377,501
2	CenterPoint Energy Inc.	18,711,100	215,552
	Constellation
	Energy Group, Inc.	4,265,600	103,270
	American Electric
	Power Co., Inc.	2,967,900	96,843

	FPL Group, Inc.	660,800	31,216
	Edison International	374,000	13,311
	Sempra Energy	301,100	12,824
	Progress Energy, Inc.	311,100	12,248
	Southern Co.	347,864	11,946
	Pepco Holdings, Inc.	459,400	9,487
	Questar Corp.	260,600	8,980
	CMS Energy Corp.	838,000	8,589
	MDU Resources
	Group, Inc.	456,600	8,315
	Energen Corp.	206,400	6,929
	ONEOK, Inc.	191,700	6,115
	Consolidated Edison Inc.	88,000	3,812
	Pinnacle West Capital Corp.	49,800	1,576
	FirstEnergy Corp.	19,600	1,022
	PG&E Corp.	20,000	733
	Public Service
	Enterprise Group, Inc.	8,900	250
			2,316,927
Total Common Stocks
(Cost $34,181,249)			29,882,437
Temporary Cash Investments (4.0%)[1]
Money Market Fund (3.7%)
4,5	Vanguard Market
	Liquidity Fund,
	2.217%	1,160,043,000	1,160,043

		Face
		Amount
		($000)
U.S. Agency Obligations (0.3%)
6,7	Federal Home Loan Bank,
	2.433%, 11/6/08	26,500	26,496
6,7	Federal Home Loan Bank,
	2.576%, 11/24/08	20,000	19,978
6,7	Federal National
	Mortgage Assn.,
	2.289%, 2/24/09	4,000	3,969
6,7	Federal Home Loan Bank,
	2.574%, 2/27/09	25,000	24,805
			75,248
Total Temporary Cash Investments
(Cost $1,235,263)			1,235,291
Total Investments (100.3%)
(Cost $35,416,512)			31,117,728
Other Assets and Liabilities—
Net (–0.3%)			(106,202)
Net Assets (100%)			31,011,526

Windsor II Fund

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	31,117,728
Receivables for Investment
Securities Sold	273,492
Receivables for Capital Shares Issued	25,765
Other Assets	69,976
Total Assets	31,486,961
Liabilities
Payables for Investment
Securities Purchased	348,807
Payables for Capital Shares Redeemed	24,664
Security Lending Collateral
Payable to Brokers	10,233
Other Liabilities	91,731
Total Liabilities	475,435
Net Assets	31,011,526

At October 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	38,654,015
Undistributed Net Investment Income	309,459
Accumulated Net Realized Losses	(3,643,376)
Unrealized Appreciation (Depreciation)
Investment Securities	(4,298,784)
Futures Contracts	(9,788)
Net Assets	31,011,526

Investor Shares—Net Assets
Applicable to 943,401,729 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,400,295
Net Asset Value Per Share—
Investor Shares	$20.56

Admiral Shares—Net Assets
Applicable to 318,018,869 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,611,231
Net Asset Value Per Share—
Admiral Shares	$36.51

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $10,101,000.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.0% and 2.3%, respectively, of net assets.

2  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

3  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5  Includes $10,233,000 of collateral received for securities on loan.

6  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

7  Securities with a value of $75,248,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Year Ended
October 31, 2008
($000)
Investment Income
Income
Dividends[1,2]	1,254,850
Interest[2]	41,893
Security Lending	8,060
Total Income	1,304,803
Expenses
Investment Advisory Fees—Note B
Basic Fee	56,125
Performance Adjustment	(3,620)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	47,127
Management and Administrative—Admiral Shares	12,164
Marketing and Distribution—Investor Shares	6,017
Marketing and Distribution—Admiral Shares	3,554
Custodian Fees	506
Auditing Fees	28
Shareholders’ Reports—Investor Shares	682
Shareholders’ Reports—Admiral Shares	197
Trustees’ Fees and Expenses	64
Total Expenses	122,844
Expenses Paid Indirectly	(2,239)
Net Expenses	120,605
Net Investment Income	1,184,198
Realized Net Gain (Loss)
Investment Securities Sold[2]	(3,408,281)
Futures Contracts	(192,601)
Realized Net Gain (Loss)	(3,600,882)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(17,337,632)
Futures Contracts	(35,059)
Change in Unrealized Appreciation (Depreciation)	(17,372,691)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,789,375)

1  Dividends are net of foreign withholding taxes of $4,036,000.

2  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $120,821,000, $40,217,000, and ($1,681,712,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,184,198	1,147,263
Realized Net Gain (Loss)	(3,600,882)	5,293,780
Change in Unrealized Appreciation (Depreciation)	(17,372,691)	463,206
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,789,375)	6,904,249
Distributions
Net Investment Income
Investor Shares	(736,648)	(694,907)
Admiral Shares	(463,178)	(415,089)
Realized Capital Gain[1]
Investor Shares	(3,062,841)	(1,263,004)
Admiral Shares	(1,864,749)	(676,757)
Total Distributions	(6,127,416)	(3,049,757)
Capital Share Transactions
Investor Shares	1,720,177	560,388
Admiral Shares	1,136,517	2,932,482
Net Increase (Decrease) from Capital Share Transactions	2,856,694	3,492,870
Total Increase (Decrease)	(23,060,097)	7,347,362
Net Assets
Beginning of Period	54,071,623	46,724,261
End of Period[2]	31,011,526	54,071,623

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $731,863,000 and $134,373,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $309,459,000 and $325,087,000. See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$37.84	$35.14	$31.61	$28.49	$24.61
Investment Operations
Net Investment Income	.777	.803	.760	.650	.560
Net Realized and Unrealized Gain (Loss)
on Investments	(13.804)	4.145	4.368	3.100	3.870
Total from Investment Operations	(13.027)	4.948	5.128	3.750	4.430
Distributions
Dividends from Net Investment Income	(.799)	(.790)	(.720)	(.630)	(.550)
Distributions from Realized Capital Gains	(3.454)	(1.458)	(.878)	—	—
Total Distributions	(4.253)	(2.248)	(1.598)	(.630)	(.550)
Net Asset Value, End of Period	$20.56	$37.84	$35.14	$31.61	$28.49

Total Return[1]	–38.02%	14.62%	16.85%	13.22%	18.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,400	$33,821	$30,790	$28,199	$26,232
Ratio of Total Expenses to
Average Net Assets[2]	0.32%	0.33%	0.34%	0.35%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.66%	2.19%	2.28%	2.14%	2.07%
Portfolio Turnover Rate	37%	51%	34%	28%	22%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.01%, 0.01%, 0.01%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$67.18	$62.41	$56.13	$50.59	$43.69
Investment Operations
Net Investment Income	1.431	1.491	1.402	1.224	1.043
Net Realized and Unrealized Gain (Loss)
on Investments	(24.497)	7.348	7.782	5.493	6.885
Total from Investment Operations	9.184	(23.066)	8.839	6.717	7.928
Distributions
Dividends from Net Investment Income	(1.473)	(1.481)	(1.346)	(1.177)	(1.028)
Distributions from Realized Capital Gains	(6.131)	(2.588)	(1.558)	—	—
Total Distributions	(7.604)	(4.069)	(2.904)	(1.177)	(1.028)
Net Asset Value, End of Period	$36.51	$67.18	$62.41	$56.13	$50.59

Total Return	–37.94%	14.71%	17.01%	13.34%	18.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,611	$20,250	$15,934	$11,992	$4,849
Ratio of Total Expenses to
Average Net Assets[1]	0.22%	0.23%	0.23%	0.22%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.76%	2.29%	2.39%	2.25%	2.17%
Portfolio Turnover Rate	37%	51%	34%	28%	22%

1  Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.01%, 0.01%, 0.01%, and 0.02%. See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund's pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Windsor II Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Armstrong Shaw Associates Inc.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Hotchkis and Wiley Capital Management, LLC; and Lazard Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell 1000 Value Index. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500/Barra Value Index for periods prior to May 1, 2006, and the new benchmark, the MSCI US Prime Market 750 Index, beginning May 1, 2006. The benchmark change will be fully phased in by April 2009. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance since January 31, 2004, relative to the MSCI US Investable Market 2500 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance since January 31, 2007, relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $978,000 for the year ended October 31, 2008.

For the year ended October 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $3,620,000 (0.01%) based on performance.

Windsor II Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2008, the fund had contributed capital of $3,504,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $2,160,000 and custodian fees by $79,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2008, the fund had $388,615,000 of ordinary income available for distribution. The fund had available realized losses of $3,384,640,000 to offset future net capital gains through October 31, 2016.

At October 31, 2008, the cost of investment securities for tax purposes was $35,686,622,000. Net unrealized depreciation of investment securities for tax purposes was $4,568,894,000, consisting of unrealized gains of $4,746,995,000 on securities that had risen in value since their purchase and $9,315,889,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	10,412	503,577	(3,957)
S&P 500 Index	78	18,862	(5,831)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Windsor II Fund

F. During the year ended October 31, 2008, the fund purchased $15,958,698,000 of investment securities and sold $17,923,275,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,499,635	123,646	4,380,015	120,782
Issued in Lieu of Cash Distributions	3,715,460	121,524	1,911,239	54,285
Redeemed	(5,494,918)	(195,573)	(5,730,866)	(157,390)
Net Increase (Decrease)—Investor Shares	1,720,177	49,597	560,388	17,677
Admiral Shares
Issued	2,041,071	39,062	4,143,312	64,275
Issued in Lieu of Cash Distributions	2,193,289	40,423	1,020,200	16,296
Redeemed	(3,097,843)	(62,881)	(2,231,030)	(34,474)
Net Increase (Decrease)—Admiral Shares	1,136,517	16,604	2,932,482	46,097

Windsor II Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2007		Proceeds from		Oct. 31, 2008
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Bear Stearns Co., Inc.	949,509	—	233,790	2,518	—
CenterPoint Energy Inc.	313,598	—	—	13,425	215,552
Cooper Industries, Inc. Class A	589,786	85,055	24,721	11,497	393,823
ITT Industries, Inc.	NA1	24,044	—	5,694	406,361
Liz Claiborne, Inc.	NA2	16,818	18,016	1,108	NA2
Massey Energy Co.	136,424	—	157,182	513	NA3
Service Corp. International	377,379	—	13,773	4,013	173,053
Sherwin-Williams Co.	551,879	—	85,227	11,365	402,433
SLM Corp.	998,877	—	1,964	—	NA3
Spectra Energy Corp.	NA1	24,743	49	29,854	625,076
Washington Mutual, Inc.	NA2	675,353	181,772	7,481	NA2,4
Washington Mutual, Inc. Cvt. Pfd.
Private Placement	NA2	44,900	—	51	—[2,4]
Wyndham Worldwide Corp.	550,371	37,056	14,141	2,815	145,592
XL Capital Ltd. Class A	940,084	101,709	27,577	18,593	NA3
	5,407,907			108,927	2,361,890

1  At October 31, 2007, the issuer was not an affiliated company of the fund.

2  Security not affiliated at October 31, 2007, and October 31, 2008, but affiliated during the period.

3  At October 31, 2008, the security is still held but the issuer is no longer an affiliated company of the fund.

4  Washington Mutual, Inc. Cvt. Pfd. Private Placement was converted to common shares in June 2008. Purchases and sales do not reflect the conversion.

Windsor II Fund

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	31,042,480	(9,788)
Level 2—Other significant observable inputs	75,248	—
Level 3—Significant unobservable inputs	—	—
Total	31,117,728	(9,788)

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor II Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2008

Special 2008 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,196,065,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,199,899,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 88.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares1

Periods Ended October 31, 2008

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–38.02%	2.12%	2.26%
Returns After Taxes on Distributions	–39.36	1.20	0.86
Returns After Taxes on Distributions and Sale of Fund Shares	–22.31	2.20	1.65

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2008	10/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$710.04	$1.38
Admiral Shares	1,000.00	710.68	0.99
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.59	$1.63
Admiral Shares	1,000.00	1,024.05	1.17

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.23% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;  Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board   by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group 156 Vanguard Funds Overseen and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006  Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998  Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985  Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer  Treasurer of each of the investment companies served by The Vanguard Group; Chief Since September 2008  Financial Officer of each of the investment companies served by The Vanguard Treasurer Since July 1998  Group since 2008. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer  and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008  President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005  Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Ralph K. Packard	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	James M. Norris	Glenn W. Reed

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard®> www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
CFA® is a trademark owned by CFA Institute.	at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
The funds or securities referred to herein are not	copies of this information, for a fee, by sending a
sponsored, endorsed, or promoted by MSCI, and MSCI	request in either of two ways: via e-mail addressed to
bears no liability with respect to any such funds or	publicinfo@sec.gov or via regular mail addressed to the
securities. For any such funds or securities, the	Public Reference Section, Securities and Exchange
prospectus or the Statement of Additional Information	Commission, Washington, DC 20549-0102.
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.

S&P 500® is a trademark of The McGraw-Hill
Companies, Inc., and has been licensed for use by
The Vanguard Group, Inc. Vanguard mutual funds are
not sponsored, endorsed, sold, or promoted by Standard
& Poor’s, and Standard & Poor’s makes no representation
regarding the advisability of investing in the funds.
© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 122008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2008: $54,000

Fiscal Year Ended October 31, 2007: $57,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2008: $3,055,590

Fiscal Year Ended October 31, 2007: $2,835,320

(b)   Audit-Related Fees.

Fiscal Year Ended October 31, 2008: $626,240

Fiscal Year Ended October 31, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended October 31, 2008: $230,400

Fiscal Year Ended October 31, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended October 31, 2008: $0

Fiscal Year Ended October 31, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2008: $230,400

Fiscal Year Ended October 31, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 16, 2008

VANGUARD WINDSOR FUNDS

BY:	/s/ THOMAS J. HIGGINS *
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 16, 2008

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.